SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 19, 2014

Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation           Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)

333-187623-02 (Commission File Number)	38-2973806 (I.R.S. Employer Identification No.)	333-187623-01 (Commission File Number)	38-3372243 (I.R.S. Employer Identification No.)

c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan		c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan

	48126		48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495 (Registrant’s telephone number including area code)	(313) 594-3495 (Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the “Issuing Entity”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated February 11, 2014 (the “Prospectus Supplement”), and the Base Prospectus, dated February 10, 2014 (the “Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”), which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Flooplan LLC, as registrants (the “Registrants”), the Issuing Entity has entered into the agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file finalized forms of certain agreements that are to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-187623, 333-187623-01 and 333-187623-02.

Item 9.01.          Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits:

Exhibit No.	Description

4.2	Series 2014-2 Indenture Supplement, dated as of February 1, 2014, between the Issuing Entity and the Indenture Trustee.

99.7	Series 2014-2 Account Control Agreement, dated as of February 1, 2014, between the Issuing Entity and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary

FORD CREDIT FLOORPLAN LLC

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary

Dated: February 20, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.2	Series 2014-2 Indenture Supplement, dated as of February 1, 2014, between the Issuing Entity and the Indenture Trustee.

99.7	Series 2014-2 Account Control Agreement, dated as of February 1, 2014, between the Issuing Entity and the Indenture Trustee.